UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 11, 2005
               Date of Earliest Event Reported: February 28, 2005

                         Commission file number 1-12372

                              CYTEC INDUSTRIES INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                                  22-3268660
            (State or other jurisdiction                  (I.R.S. Employer
         of incorporation or organization)               Identification No).

             Five Garret Mountain Plaza
             West Paterson, New Jersey                          07424
      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (973) 357-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the (17 CFR 240.13e-4(c))

Items 2.01, 7.01 and 9.01 of Form 8-K/A filed on May 16, 2005 are hereby amended as set forth below.

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported on Form 8-K dated March 4, 2005, Cytec Industries Inc. (the "Company") completed its acquisition of the surface specialties business ("Surface Specialties") of UCB SA on February 28, 2005. On May 16, 2005, the Company filed a Form 8-K/A (the "Prior 8-K/A") in order to present, among other things, certain pro forma financial information including the Company's unaudited pro forma condensed combined historical statement of income for the year ended December 31, 2004 (the "Prior Unaudited Pro Forma Condensed Combined Financial Information"). The Company has revised its previous assumptions regarding depreciation expense and amortization expense which were based on preliminary valuations of assets and asset lives for those assets which were acquired on February 28, 2005. The Company has also revised certain aspects of the purchase price allocation and has revised its assumption regarding interest expense resulting from its revised estimate of its pro forma debt position at January 1, 2004. The revision of the pro forma debt position results from the Company having reached a definitive agreement to divest, pursuant to regulatory approvals, certain product lines which were acquired on February 28, 2005.

Accordingly, the Company hereby amends Item 2.01 of the Prior 8-K/A in order to update and supercede the Prior Unaudited Pro Forma Condensed Combined Financial Information with the revised pro forma condensed combined statement of income for the year ended December 31, 2004, as filed on Exhibit 99.1, which reflects the aforementioned revised assumptions.


Item 7.01 Regulation FD Disclosure

The Prior 8-K/A furnished the unaudited pro forma condensed combined historical statements of income of the Company for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005
(collectively referred to herein as the "Prior Pro Forma Financials"). As set forth in Item 2.01 above, the Company has revised its previous assumptions which were utilized in assembling the Prior Pro Forma Financials.

Accordingly, the Company hereby amends and restates Item 7.01 of the Prior 8-K/A in its entirety in order to replace the Prior Pro Forma Financials with the following pro forma condensed combined historical statements of income of the Company for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and for the six-month period ended June 30, 2005. This information included in Exhibit 99.3, other than the pro forma condensed combined historical statements of income of the Company for the six-month period ended June 30, 2005, is considered to be "furnished" and not "filed" under the Securities Exchange Act of 1934.

The following unaudited pro forma condensed combined quarterly and year-to-date financial statement information, in connection with the registrant's acquisition of Surface Specialties on February 28, 2005, is furnished on Exhibit 99.3 (filed with respect to June 30, 2005 information):

Unaudited Pro Forma Condensed Combined Financial Information

     Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended March 31, 2004
     Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended June 30, 2004
     Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended September 30, 2004
     Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended December 31, 2004
     Unaudited Pro Forma Condensed Combined Statement of Income for the Six Months Ended June 30, 2005
     Notes to Unaudited Pro Forma Condensed Combined Statements of Income


Item 9.01 Financial Statements and Exhibits

(a) Audited Combined Special Purpose Financial Statements of Surface Specialities (A Business of UCB Group) as of December 31, 2004 and 2003

(b)  Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statement information, in connection with the registrant's acquisition of Surface Specialties on February 28, 2005, is filed herewith as Exhibit 99.1:

     Unaudited Pro Forma Condensed Combined Financial Information

     Unaudited Pro Forma Condensed Combined Statement of Income for the Year Ended December 31, 2004
     Notes to Unaudited Pro Forma Condensed Combined Statement of Income

(c)  Exhibits

99.1   Unaudited Pro Forma Condensed Combined Financial Statement*

99.2 Audited Combined Special Purpose Financial Statements of Surface Specialities (A Business of UCB Group) as of December 31, 2004 and 2003 and for the years then ended**

99.3 Unaudited Pro Forma Condensed Combined Quarterly and Year-to-Date Financial Statements*


*      Filed herewith

** Previously filed as Exhibit 99.2 to Current Report on Form 8-K/A dated May 16, 2005

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CYTEC INDUSTRIES INC.




Date:  August 11, 2005                       By: /s/ James P. Cronin
                                                --------------------------------
                                             Name:  James P. Cronin
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Exhibit Index
-------------

99.1   Unaudited Pro Forma Condensed Combined Financial Statement*

99.2 Audited Combined Special Purpose Financial Statements of Surface Specialities (A Business of UCB Group) as of December 31, 2004 and 2003 and for the years then ended**

99.3 Unaudited Pro Forma Condensed Combined Quarterly and Year-to-Date Financial Statements*


*      Filed herewith

** Previously filed as Exhibit 99.2 to Current Report on Form 8-K/A dated May 16, 2005